Exhibit 99

Form 4 Joint Filer Information

Name:                                  Vanguard V Venture Partners, LLC

Address:                              1330 Post Oak Blvd., Suite 1550
                                           Houston, TX 77056

Designated Filer:                   Vanguard V, L.P.

Issuer & Tickler Symbol:        HemoSense, Inc. (HEM)

Date of Event
Requiring Statement:             7/01/05

Signature:                            By: /s/ ROBERT D. ULRICH
                                           Robert D. Ulrich, Member